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                                                                 Exhibit (e)(8)

AMERICAN GENERAL
Life Companies

                            EXECUTIVE ADVANTAGE/SM/
                         AUTOMATIC REBALANCING REQUEST

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
Policy Number:  ________________________   Policyholder: ___________________________________________
                                                         (Last Name, First Name, Middle Name)
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
Insured:  ____________________________________________      Social Security No.: _______-_______-________
          (Last Name, First Name, Middle Name)
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For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed
Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

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
[_] Monthly [_] Quarterly [_] Semi-annually [_] Annually      Following are rebalanced percentages after the transfer:
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
                                                                                                         Percent
                                                                                                         -------
GUARANTEED ACCOUNT                                 ______%

   AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
     INSURANCE FUNDS)                                        GOLDMAN SACHS VARIABLE INSURANCE TRUST
    Invesco Van Kampen V.I. High Yield Fund        ______%     Strategic International Equity Fund       ______%
    Invesco Van Kampen V.I. American Value Fund    ______%     Structured U.S. Equity Fund               ______%
    ALLIANCE BERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.    JPMORGAN INSURANCE TRUST
    Growth Portfolio                               ______%     Small Cap Core Portfolio                  ______%
    Growth and Income Portfolio                    ______%   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    Large Cap Growth Portfolio                     ______%     Core Plus Fixed Income Portfolio          ______%
    Small Cap Growth Portfolio                     ______%     Emerging Markets Equity Portfolio         ______%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                     Mid Cap Growth Portfolio                  ______%
    VP Income & Growth Fund                        ______%   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
    VP International Fund                          ______%     AMT Large Cap Value Portfolio             ______%
BLACKROCK VARIABLE SERIES FUNDS, INC.                        PIMCO VARIABLE INSURANCE TRUST
  BlackRock Basic Value V.I. Fund                  ______%     High Yield Portfolio                      ______%
  BlackRock Capital Appreciation V.I. Fund         ______%     Long-Term U.S. Government Portfolio       ______%
  BlackRock U.S. Government Bond V.I. Fund         ______%     Real Return Portfolio                     ______%
  BlackRock Value Opportunities V.I. Fund          ______%     Short-Term Portfolio                      ______%
FIDELITY VARIABLE INSURANCE PRODUCTS                           Total Return Portfolio                    ______%
    VIP Balanced Portfolio                         ______%   VANGUARD VARIABLE INSURANCE FUND
    VIP Contrafund Portfolio                       ______%     Total Bond Market Index Portfolio         ______%
    VIP Index 500 Portfolio                        ______%     Total Stock Market Index Portfolio        ______%
    VIP Money Market Portfolio                     ______%   VALIC COMPANY I
    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST       International Equities Fund               ______%
    Developing Markets Securities Fund- Class 2    ______%     Mid Cap Index Fund                        ______%
    Foreign Securities Fund- Class 2               ______%     Small Cap Index Fund                      ______%
    Growth Securities Fund - Class 2               ______%
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
---------------------------------------    -----------------------------------------------------------
Signature of Insured                       Signature of Policyholder (if other than Insured)
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_______________________________________ ___, 20___
Date Signed

Automatic Rebalance, Executive Advantage/SM/, 09/12